SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 7, 2002


             Credit Suisse First Boston Mortgage Securities Corp.
            Credit Suisse First Boston Mortgage Securities Corp.,
          Mortgage-Backed Pass-Through Certificates, Series 2001-28


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                    333-61840             13-3320910
----------------------------         ------------        ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
         ------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------




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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc. ("DLJMC"), as a seller (in such capacity, a "Seller"), Vesta Servicing, L.P. ("Vesta"), as a servicer and as the special servicer (in such capacities, a "Servicer" and the "Special Servicer," respectively), Washington Mutual Mortgage Securities Corp. ("WMMSC"), as a seller (in such capacity, a "Seller" and, together with DLJMC, the "Sellers") and as a servicer (in such capacity, a "Servicer" and, together with Vesta, the "Servicers") and Bank One, National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-28. The Certificates were issued on November 30, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.











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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of November 1, 2001, by and among the Company, the Sellers, the Servicers, the Special Servicer and the Trustee.



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                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 7, 2002.

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                 SECURITIES CORP.



                                 By:   /s/ Kari Roberts
                                      -------------------------------
                                      Name:   Kari Roberts
                                      Title:  Vice President



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Exhibit Index
-------------

Exhibit                                                                 Page
-------                                                                 ----
99.1     The Pooling and Servicing Agreement dated as
         of November 1, 2001, by and among the Company,
         the Sellers, the Servicers, the Special Servicer
         and the Trustee.                                                 5



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                                 EXHIBIT 99.1